Exhibit 24
                                                                     ----------


                                POWER OF ATTORNEY

         I, the undersigned Director and/or Officer of Conexant Systems, Inc., a Delaware corporation ("Conexant"), hereby constitute DWIGHT W. DECKER, DENNIS E. O'REILLY and JASMINA A. THEODORE, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, (i) a Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) and supplements thereto for the purpose of registering under the Securities Act of 1933, as amended, 7,500,000 additional shares of Common Stock, par value $1 per share, of Conexant (including the associated preferred share purchase rights) to be offered and sold pursuant to Conexant's 1999 Long-Term Incentives Plan, as amended and (ii) a Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) and supplements thereto for the purpose of registering under the Securities Act of 1933, as amended, securities to be sold pursuant to Conexant's Hourly Employees' Savings Plan, as amended.

    Signature                          Title                         Date
    ---------                          -----                         ----

  /s/ Dwight W. Decker           Chairman of the Board and
--------------------------    Chief Executive Officer (principal
  Dwight W. Decker             executive officer) and Director      May 9, 2000



  /s/ Donald R. Beall                  Director                     May 8, 2000
--------------------------
  Donald R. Beall


  /s/ Richard M. Bressler              Director                     May 8, 2000
--------------------------
  Richard M. Bressler


  /s/ F. Craig Farrill                 Director                     May 9, 2000
--------------------------
  F. Craig Farrill


  /s/ Jerre L. Stead                   Director                     May 9, 2000
--------------------------
  Jerre L. Stead


                                Senior Vice President and
  /s/ Balakrishnan S. Iyer       Chief Financial Officer
---------------------------    (principal financial officer)        May 9, 2000
  Balakrishnan S. Iyer


                                Vice President and Controller
  /s/ Steven M. Thomson         (principal accounting officer)      May 9, 2000
---------------------------
  Steven M. Thomson